SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 30, 2020 (July 29, 2020)

CORTLAND BANCORP

(Exact name of registrant as specified in its charter)

Ohio	001-38827	34-1451118

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

194 West Main Street, Cortland, Ohio 44410

__________________________________________________

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

________________________________________________________

Not Applicable

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CLDB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.      Results of Operations and Financial Condition.

On July 30, 2020, Cortland Bancorp (the “Company”) issued a news release reviewing the Company’s financial results for the quarter and year-to-date ended June 30, 2020. A copy of this news release is included as Exhibit 99.1 and incorporated herein by reference.

This announcement may contain forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans. Although management believes the expectations reflected in such statements are reasonable, actual results may differ materially.

The information in this Current Report on Form 8-K, including Exhibit 99.1 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 8.01       Other Events.

In a press release issued on July 30, 2020, President James M. Gasior announced that in its meeting on July 29, 2020, the Board of Directors of Cortland Bancorp (the “Company”) has declared a dividend of $0.14. The dividend is payable on or after September 1, 2020 to shareholders of record as of August 14, 2020. The press release is included as Exhibit 99.2 to this current report on Form 8K.

This announcement may contain forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans. Although management believes the expectations reflected in such statements are reasonable, actual results may differ materially.

Item 9.01.      Financial Statements and Exhibits.

Exhibit 99.1 – Press Release dated July 30, 2020

Exhibit 99.2 – Press Release dated July 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTLAND BANCORP

By:	/s/ James M. Gasior

James M. Gasior, President

Date:     July 30, 2020